UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


        Date of Report (Date of earliest event reported): April 2, 2007



                       CABELTEL INTERNATIONAL CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

           Nevada                     000-08187                  75-2399477
--------------------------------------------------------------------------------
      (State or other               (Commission               (I.R.S. Employer
jurisdiction of incorporation)        File No.)              Identification No.)


       1755 Wittington Place, Suite 300
                 Dallas, Texas                                     75234
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code              972-407-8400



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Section 2 - Financial Information

     Item 2.02. Results of Operations and Financial Condition

          On April 2, 2007, CabelTel International Corporation ("GBR" or the "Company") announced its operational results for the year ended December 31, 2006. A copy of the announcement is attached as Exhibit "99.1."

          The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

          Section 9 - Financial Statements and Exhibits

          Item 9.01. Financial Statements and Exhibits

                  (c) Exhibits.

         The following exhibit is furnished with this Report:



  Exhibit Designation                 Description of Exhibit

         99.1*                   Press Release dated April 2, 2007

---------------------
*Furnished herewith.